As filed with the Securities and Exchange Commission on September 13, 1999
                                              Registration No.
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                         Regions Financial Corporation
             (Exact Name of Registrant as Specified in its Charter)
                              --------------------
           Delaware                                      63-0589368
     (State or Other Jurisdiction of                  (I.R.S. Employer
     Incorporation or Organization)                  Identification No.)

     417 North 20th Street, Birmingham, AL          35203
     (Address of Principal Executive Offices)       (Zip Code)


               Stock Options Assumed in Acquisition of PALFED, Inc.

                              (Full Title of Plan)
                              --------------------

                              Samuel E. Upchurch, Jr.
                     General Counsel and Corporate Secretary
                              417 North 20th Street
                              Birmingham, AL 35203
                    (Name and address of agent for service)

                                 (205) 326-7860
          (Telephone Number, Including Area Code, of Agent for Service)
                              --------------------
                                   Copies to:

                               Charles C. Pinckney
                      Lange, Simpson, Robinson & Somerville
                        417 North 20th Street, Suite 1700
                               Birmingham, Al 35203
                                 (205) 250-5000

                              --------------------

                              --------------------
                     CALCULATION OF REGISTRATION FEE

  Title of                                 Proposed maximum          Proposed maximum
 securities to           Amount to be        offering price             aggregate              Amount of
be registered            registered            per share*            offering price**        registration fee
-------------------------------------------------------------------------------------------------------------
Common Stock, par
value $.625 per share    27,300 shares           $37.85                $801,633                 $236.48

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

*  Maximum option exercise price of stock options with exercise prices in the range from $18.21 to $37.85.

** Calculated pursuant to Rule 457(h) based on the option exercise prices and number of shares issuable at each price.

                               EXPLANATORY STATEMENT

     This registration pertains to Registration Statement No. 333-50665 filed by the issuer on April 22, 1998, in connection with stock options assumed by the issuer in a business combination with PALFED, Inc. By this registration statement the issuer is registering additional securities in accordance with Rule 413 and General Instruction E. to Form S-8. The number of additional securities being registered in this registration statement resulted from a reconciliation of the number of options that had not been exercised by option holders prior to the business combination.

     The contents of Registration Statement No. 333-50665 are incorporated by reference in this registration statement.

                                   SIGNATURES


     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on September 8, 1999.


                                          REGISTRANT:

                                          REGIONS FINANCIAL CORPORATION


                                        BY: /s/ Richard D. Horsley
                                            -----------------------------
                                                 Richard D. Horsley
                                             Vice Chairman of the Board and
                                              Executive Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



      SIGNATURE                       TITLE                      DATE
---------------------------- ----------------------------  ------------------
            *
---------------------------  President and Chief Executive   September 8, 1999
Carl E. Jones, Jr.              Officer and Director
                            (principal executive officer)

/s/ Richard D. Horsley
---------------------------  Vice Chairman of the Board and  September 8, 1999
Richard D. Horsley            Executive Financial Officer
                                     and Director
                             (principal financial officer)
            *
---------------------------  Executive Vice President and    September 8, 1999
Robert P. Houston                  Comptroller
                            (principal accounting officer)


            *
---------------------------         Director                 September 8, 1999
Sheila S. Blair

            *
---------------------------         Director                 September 8, 1999
James B. Boone, Jr.

            *
---------------------------         Director                 September 8, 1999
James S.M. French

            *
---------------------------         Director                 September 8, 1999
Olin B. King

            *
---------------------------  Chairman of the Board           September 8, 1999
J. Stanley Mackin                 and Director

            *
---------------------------         Director                 September 8, 1999
Michael W. Murphy

            *
---------------------------         Director                 September 8, 1999
Henry E. Simpson

            *
---------------------------         Director                 September 8, 1999
Lee J. Styslinger, Jr.

            *
---------------------------         Director                 September 8, 1999
W. Woodrow Stewart

            *
---------------------------         Director                 September 8, 1999
John H. Watson

            *
---------------------------         Director                 September 8, 1999
Robert J. Williams

            *
---------------------------         Director                 September 8, 1999
C. Kemmons Wilson, Jr.


* By /s/ Richard D. Horsley as attorney-in-fact              September 8, 1999
     pursuant to a power of attorney.

                             INDEX TO EXHIBITS


                                                      Sequential
Exhibit                                                 Page
Number                    Description                  Number


23.1               Consent of Ernst & Young LLP,
                   Independent Auditors

23.2               Consent of Lange, Simpson, Robinson
                   & Somerville LLP

24.1               Power of Attorney

                                                          EXHIBIT 23.1

CONSENT OF ERNST & YOUNG LLP


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to additional securities being registered in connection with stock options assumed in the acquisition of PALFED, Inc. by Regions Financial Corporation of our report dated March 11, 1999 with respect to the consolidated financial statements of Regions Financial Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP

Birmingham, Alabama
September 8, 1999

                                                          EXHIBIT 23.2

CONSENT OF LANGE, SIMPSON, ROBINSON & SOMERVILLE LLP


We consent to the incorporation by reference in this registration statement of our opinion letter previously filed with Securities and Exchange Commission as
Exhibit 5.1 to S-8 registration statement of Regions Financial Corporation, registration number 333-50665.


/s/   Lange, Simpson, Robinson & Somerville LLP


Birmingham, Alabama
September 8, 1999

                                                           Exhibit 24.1

                         REGIONS FINANCIAL CORPORATION

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstituion, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of additional shares in connection with the options assumed in the acquisition of PALFED, Inc. and to sign any and all amendments to such Registration Statements.




      SIGNATURE                       TITLE                         DATE
-------------------------  -----------------------------     -----------------
/s/ Carl E. Jones, Jr.
___________________________  President and Chief Executive       July 21, 1999
Carl E. Jones, Jr.              Officer and Director
                            (principal executive officer)

/s/ Richard D. Horsley
___________________________  Vice Chairman of the Board and      July 21, 1999
Richard D. Horsley            Executive Financial Officer
                                     and Director
                             (principal financial officer)
/s/ Robert P. Houston
___________________________  Executive Vice President and        July 21, 1999
Robert P. Houston                  Comptroller
                            (principal accounting officer)


/s/ Sheila S. Blair
___________________________         Director                     July 21, 1999
Sheila S. Blair

/s/ James B. Boone, Jr.
___________________________         Director                     July 21, 1999
James B. Boone, Jr.

/s/ James S.M. French
___________________________         Director                     July 21, 1999
James S.M. French

/s/ Olin B. King
___________________________         Director                     July 21, 1999
Olin B. King

/s/ J. Stanley Mackin
___________________________  Chairman of the Board               July 21, 1999
J. Stanley Mackin                 and Director

/s/ Michael W. Murphy
___________________________         Director                     July 21, 1999
Michael W. Murphy

/s/ Henry E. Simpson
___________________________         Director                     July 21, 1999
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.
___________________________         Director                     July 21, 1999
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart
___________________________         Director                     July 21, 1999
W. Woodrow Stewart

/s/ John H. Watson
___________________________         Director                     July 21, 1999
John H. Watson

/s/ Robert J. Williams
___________________________         Director                     July 21, 1999
Robert J. Williams

/s/ C. Kemmons Wilson, Jr.
___________________________         Director                     July 21, 1999
C. Kemmons Wilson, Jr.